P R O S P E C T U S
                                  July 11, 2005

                                   LKCM FUNDS

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                                 1-800-423-6369








THE LKCM AQUINAS SMALL CAP FUND - seeks to maximize long-term capital appreciation

THE LKCM AQUINAS VALUE FUND - seeks to maximize long-term capital appreciation

THE LKCM AQUINAS GROWTH FUND - seeks to maximize long-term capital appreciation

THE LKCM AQUINAS FIXED INCOME FUND - seeks current income






















     This Prospectus contains information you should consider before you invest in the LKCM Funds. Please read it carefully and keep it for future reference.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OFFERED BY THIS PROSPECTUS, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS


OVERVIEW.....................................................................i

RISK/RETURN SUMMARY..........................................................4

FEES AND EXPENSES OF THE FUNDS...............................................7

INVESTMENT OBJECTIVES........................................................8

HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES.......................8

FUND MANAGEMENT.............................................................11

DISTRIBUTION OF FUND SHARES.................................................12

PURCHASE OF SHARES..........................................................12

REDEMPTION OF SHARES........................................................15

VALUATION OF SHARES.........................................................16

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................17



                                    OVERVIEW

     Each Fund has its own investment objective. The Funds are managed by Luther King Capital Management Corporation (the "Adviser"). In deciding whether to invest in the Small Cap, Value, Growth and Fixed Income Funds (each a "Fund" and collectively, the "Funds"), you should rely on information in this Prospectus or the Statement of Additional Information relating to these Funds (the "SAI"). The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                                       i
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                               RISK/RETURN SUMMARY

OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUNDS

     Generally, the Adviser selects securities for the Funds by identifying high quality companies based on various financial and fundamental criteria and determining which companies are undervalued in the marketplace. Each Fund practices socially responsible investing by which the Adviser monitors issuers for their policies on various issues.

     THE SMALL CAP FUND'S objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market values at the time of investment of less than $2 billion. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund also may invest in companies with undervalued assets such as natural resource reserves, real estate or intellectual property rights. The Adviser's primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions.

     THE VALUE FUND'S objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes to be undervalued relative to a company's earnings growth rate. The Fund invests in equity securities, which include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser's primary strategy in managing the Fund is to select securities that generally have below average price to earnings ratios, low price to cash flow characteristics, attractive dividend yields and/or lower price to book value ratios than the overall market. The Fund also may invest in companies with undervalued assets such as natural resource reserves, real estate or intellectual property rights. The Fund may invest in companies with any size market capitalization.

     THE GROWTH FUND'S objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes generally have above average growth in revenue and/or earnings, above average returns on shareholders' equity, underleveraged balance sheets and potential for above average capital appreciation. The Fund invests in equity securities, which include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser's primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions. The Fund may invest in companies of any size market capitalization.

     THE FIXED INCOME FUND'S objective is current income. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade corporate and government fixed income securities. The Fund typically invests in bonds with short and intermediate maturities from one to ten years, and cash equivalent securities. The Adviser's primary strategy in managing the Fund is to select debt securities based on factors such as price, yield and credit quality.

     The Small Cap Fund and Fixed Income Fund each has adopted a non-fundamental policy to notify their shareholders at least 60 days before it changes its 80% investment policy as described above.

     The Funds cannot guarantee that they will achieve their goals. For more information, see "How the Funds Invest."


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     The principal risks of investing in the Small Cap, Value, Growth and Fixed Income Funds are discussed below. You should be aware that you may lose money by investing in the Funds.

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   o  General Market Risk:     Factors  that  affect the stock and bond  markets
                               include  domestic and foreign  economic growth or
                               decline,   interest  rate  levels  and  political
                               events. These factors may negatively affect the markets and, thus, an investment in any of the Funds may decline. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

   o  Socially Responsible     Since  the   Adviser   and   portfolio   managers
      Investing:               consider    other    factors   in   addition   to
                               traditional  investment  criteria when  selecting
                               portfolio   securities,   they   may   forego   a
                               profitable  investment   opportunity  or  sell  a
                               security when it may be disadvantageous to do so.

   o  Portfolio Turnover:      To the extent a Fund  engages  in active  trading
                               of  securities,  that  Fund  will  incur  greater
                               transaction     costs    (such    as    brokerage
                               commissions),   which  may  reduce   that  Fund's
                               return.  Also,   shareholders  may  receive  more
                               distributions as a result.

   o  Inflation Risk:          Stocks  and bonds may fall in value due to higher
                               actual  or  anticipated  inflation.   Further,  a
                               rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower stock and bond values.


      In addition, the SMALL CAP, VALUE, and GROWTH FUNDS are subject to additional principal risks:

   o  Common Stock Risk:       Funds that invest in common stocks are subject to
                               stock market risks and significant fluctuations in price. If the stock market declines in value, a Fund is likely to decline in price. Decreases in the price of stocks are generally greater than for bonds or other debt investments. Risks of investing in common stocks also include that a company may not perform as anticipated due to a variety of factors such as poor management, weak demand for its products and less than anticipated earnings.

   o  Stock  Selection Risk:   The Funds are exposed to stock  selection  risks.
                               Stocks  selected  by  a  portfolio   manager  may
                               decline in value or not increase in value when the stock market in general is rising.

      In addition, the SMALL CAP FUND is subject to additional principal risks:

   o  Small Cap Risk:          The Fund is exposed to small cap investing risks.
                               Small  capitalization  companies may not have the
                               size,   resources   or  other   assets  of  large
                               capitalization     companies.     These     small
                               capitalization   companies   may  be  subject  to
                               greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

      In addition, the VALUE FUND is subject to additional principal risks:

   o  Value Investing:         The Fund is  exposed  to value  investing  risks.
                               There is a risk that portfolio managers are incorrect in their assessment of a company's value and the stocks selected do not reach what the manager believes is their full value. In addition, value funds may not perform as well as other funds when this style is out of favor with investors.

      In addition, the GROWTH FUND is subject to additional principal risks:

   o  Growth Investing:        The Fund is  exposed to growth  investing  risks.
                               There is a risk that portfolio managers are incorrect in their assessment of a company's potential for growth and the company does not grow as anticipated. In addition, growth funds may not perform as well as other funds when this style is out of favor with investors.

      The principal risks of investing in the FIXED INCOME FUND are:

   o  Interest Rate Risk:      The market values of fixed income  securities are
                               inversely  related to actual  changes in interest
                               rates. When interest rates rise, the market value
                               of  the  Fund's  fixed  income   securities  will
                               decrease. If this occurs, the Fund's net asset value may also decrease. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security.

   o  Credit Risk:             If issuers of fixed  income  securities  in which
                               the   Fund   invests   experience   unanticipated
                               financial  problems,   the  issue  is  likely  to
                               decline in value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal.

   o  Securities Ratings:      Securities   rated   in   the   lowest   of   the
                               investment-grade  categories  (E.G.,  Baa or BBB)
                               are   considered   to   have   some   speculative
                               characteristics. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.

   o  Mortgage- and Asset-     Mortgage-  and  asset-backed  securities  involve
      Backed Securities:       prepayment  risk,  which  is the  risk  that  the
                               underlying   mortgages  or  other  debts  may  be
                               refinanced   or  paid  off  before  they  mature,
                               particularly during periods of declining interest
                               rates.  This could  lower the  Fund's  return and
                               result in  losses to the Fund if some  securities
                               were   acquired   at  a   premium.   Asset-backed
                               securities may also carry a greater default risk than other securities because of the nature of the collateral.


PAST PERFORMANCE

Each Fund began offering its shares on July 11, 2005 and has adopted the financial highlights of a predecessor fund, which are located at the end of this Prospectus.

                         FEES AND EXPENSES OF THE FUNDS

     The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the Funds for the fiscal year ended December 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
                                                                         Fixed
                                  Small Cap     Growth       Value      Income
                                    Fund         Fund        Fund        Fund
                                ------------------------------------------------
Redemption Fee (as a % of           1.00%        1.00%       1.00%       1.00%
amount redeemed)(1)
Exchange Fee(2)                     None         None        None        None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(3)

                                                                         Fixed
                                  Small Cap      Growth      Value      Income
                                    Fund          Fund       Fund        Fund
                                ------------------------------------------------
Management Fees(4)                  1.00%        0.90%       0.90%       0.60%

Distribution and Service            0.25%        0.25%       0.25%       0.00%
(12b-1) Fees(4)

Other Expenses(5)                   0.98%        0.37%       0.37%       0.36%
                                    -----        -----       -----       -----
Total Annual Fund Operating         2.23%        1.52%       1.52%       0.96%
Expenses(4)                         =====        =====       =====       =====


(1) The Funds charge a redemption fee for redemptions on shares held for less than 30 days. You may be charged a $15.00 fee for wire redemptions.
(2) The Funds' transfer agent charges a $5.00 fee for each exchange via telephone.
(3) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead they will reduce the amount of total return you receive.
(4) The Funds have adopted the Adviser Class Distribution Plan under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. The Board currently has authorized payment of only 0.25% under this plan at this time for each Fund, except the Fixed Income Fund.
(5) The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the Small Cap, Value, Growth and Fixed Income Funds' Management Fees or Other Expenses to limit the Total Annual Fund Operating Expenses to 1.50%, 1.50%, 1.50% and 0.80%, respectively. The Adviser may choose to terminate these waivers or revise the limits on Total Annual Fund Operating Expenses at any time. If the waivers or reimbursements were included in the calculation above, "Management Fees," "Other Expenses" and "Total Net Annual Fund Operating Expenses" would be as follows:

                              Small Cap   Value    Growth   Fixed Income
                                Fund      Fund      Fund       Fund
                                ----      ----      ----       ----
         Management Fees        0.27%     0.88%     0.88%      0.44%

         Distribution and       0.25%     0.25%     0.25%      None
         Service (12b-1) Fees

         Other Expenses         0.98%     0.37%     0.37%      0.36%
                                -----     -----     -----      -----
         Total Net Annual Fund
          Operating Expenses    1.50%     1.50%     1.50%      0.80%
                                =====     =====     =====      =====

EXAMPLE

     The following Example is intended to help you compare the costs of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

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                                          One Year   Three Years
                                          ----------------------
     Small Cap Fund                         $226        $697
     Value Fund                             $155        $481
     Growth Fund                            $155        $481
     Fixed Income Fund                      $ 98        $306


                              INVESTMENT OBJECTIVES

     The investment objective of the SMALL CAP FUND is to maximize long-term capital appreciation.

     The investment objective of the VALUE FUND is to maximize long-term capital appreciation.

     The investment objective of the GROWTH FUND is to maximize long-term capital appreciation.

     The investment objective of the FIXED INCOME FUND is current income.


             HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES

     INVESTMENT SCREENING PROCESS. Each Fund practices socially responsible investing. The Adviser monitors all issuers the portfolio managers select for each Fund for policies on various issues such as abortion, contraceptives, weapons of mass destruction, gender and race discrimination, human rights, economic priorities, environmental responsibility and fair employment practices. If a Fund invests in a company whose policies are inconsistent with these criteria, the Adviser may attempt to influence the company's policies. If the Adviser is unsuccessful over a reasonable period of time, the portfolio manager of the Fund may sell the security. The Adviser may also rely on an outside independent monitoring authority to assist with its efforts.

     EQUITY APPROACH. For the SMALL CAP, VALUE AND GROWTH FUNDS, the Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser's primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will typically exhibit a number of the following characteristics:

     o  Consistently high profitability levels;

     o  Strong balance sheet quality;

     o  Prominent market share positions;

     o  Ability to generate excess cash flow after capital expenditures;

     o  Management with a significant ownership stake in the company; and

     o  Undervaluation based upon various quantitative criteria.

     The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

     FIXED INCOME APPROACH. For the FIXED INCOME FUND, the Adviser's fixed income approach concentrates primarily on investment grade corporate and government issues with short and intermediate effective maturities. The Adviser's fixed income philosophy combines noncallable bonds with callable bonds in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit-driven and focuses on the issuer's earning and cash flow trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser's fixed income philosophy is the identification of undervalued securities with a combination of high coupons and various early redemption features. These defensive issues can offer high levels of current income with limited price volatility due to the possibility that they will be retired by the issuer much sooner than the final maturity. Callable bonds are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser's macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser's experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well-financed debt issuers.

     THE SMALL CAP FUND. THE SMALL CAP FUND seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies which the Adviser believes are likely to have above average growth in revenue and/or earnings. Smaller companies are those with market values at the time of investment of less than $2 billion. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund also may invest in companies with undervalued assets such as natural resource reserves, real estate or intellectual property rights.

     THE VALUE FUND. THE VALUE FUND seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies which the Adviser believes to be undervalued relative to a company's earnings. The Adviser's primary strategy in managing the Fund is to select securities that generally have below average price to earnings ratios, low price to cash flow characteristics, attractive dividend yields and/or lower price to book value ratios than the overall market. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund also may invest in companies with undervalued assets such as natural resource reserves, real estate or intellectual property rights.

     THE GROWTH FUND. THE GROWTH FUND seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies which the Adviser believes generally have above average growth in revenue and/or earnings with above average returns on shareholders' equity and underleveraged balance sheets. The Fund invests a portion of its assets in companies whose public market value is less than the Adviser's assessment of the companies'
value. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

     THE FIXED INCOME FUND. THE FIXED INCOME FUND seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade securities. The Fund typically invests in bonds with short to intermediate effective maturities (generally from one to ten years) issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. Investment grade debt securities are considered to be those rated Baa3 or better by Moody's or BBB- or better by S&P.

     The Fund seeks to maintain a dollar-weighted average expected maturity between three and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features shall be estimated by the Adviser, based upon prevailing interest rate trends and the issuer's financial position. The average expected maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

     The Fund may invest in all types of domestic or U.S. dollar denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds, floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, sinking fund and early redemption provisions. The Fund generally intends to purchase securities that are rated investment grade at the time of purchase. If an issue is downgraded, the Adviser will consider whether to continue to hold the obligation.

PORTFOLIO HOLDINGS INFORMATION

     The Funds make available their top ten and complete portfolio holdings on their website home page on a quarterly basis. The portfolio holdings information is available no earlier than 30 days after the end of the calendar quarter and will remain available through at least the end of the current quarter. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI is available by contacting the Funds at 1-800-423-6369.

MARKET TIMING POLICY

     "Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund's NAV does not fully reflect the value of the fund's holdings - for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.

     The LKCM Funds are typically intended for long-term investing. Market timing by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent market timing activities in the Funds. To discourage market timing, certain Funds charge a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase. In addition, a Fund will temporarily suspend or terminate future purchase and exchange orders by investors or groups of investors who the Funds believe have engaged in market timing practices and which may have an adverse impact on the Funds. The Funds will also terminate, without notice, the exchange privilege of any investor who, in the opinion of the Funds, uses the exchange privilege excessively.

     The Funds' transfer agent (U.S. Bancorp Fund Services, LLC) monitors for market timers and attempts to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Funds or their transfer agent. The transfer agent will reject any purchase or exchange order, in whole or in part, including trading that it believes may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Funds. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

     Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the transfer agent's efforts will identify all trades or trading practices that may be considered abusive. In addition, the transfer agent's ability to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries is severely limited because the transfer agent does not have access to the underlying shareholder account information. However, the Funds' transfer agent attempts to monitor aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. As a result, the transfer agent's ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.


TEMPORARY INVESTMENTS

     To respond to adverse market, economic, political or other conditions, the SMALL CAP, VALUE, GROWTH and FIXED INCOME FUNDS may invest in time deposits, commercial paper, certificates of deposit, short-term corporate and government obligations, repurchase agreements and bankers' acceptances among other investments. To the extent that a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

                                 FUND MANAGEMENT

INVESTMENT ADVISER

     Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the Funds. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of December 31, 2004, the Adviser had in excess of $5.4 billion in assets under management.

     Under an Investment Advisory Agreement with the Funds, the Funds pay the Adviser an advisory fee as set forth below under "Contractual Fee," calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse expenses to the extent necessary to keep the total operating expenses from exceeding the respective caps also shown as a percentage of average daily net assets.

     The advisory fees for the fiscal year 2005 will be as follows:

                                      Contractual Fee         Cap
                                      ---------------         ---
                 Small Cap Fund           1.00%              1.50%
                 Value Fund               0.90%              1.50%
                 Growth Fund              0.90%              1.50%
                 Fixed Income Fund        0.60%              0.80%

     Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.


PORTFOLIO MANAGERS

     J. LUTHER KING, JR. shares the day-to-day management of Value Fund and Small Cap Fund equally with Mr. Greenwell and Mr. Purvis. Mr. King also shares day-to-day management of Growth Fund with Mr. Greenwell and Mr. Orser. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

     PAUL W. GREENWELL shares the day-to-day management of Value, Growth, Small Cap and Fixed Income Funds equally with the other portfolio managers. Mr. Greenwell has been Vice President, Principal and Portfolio Manager of the Adviser since 1983.

     STEVEN R. PURVIS shares the day-to-day management responsibility of Value Fund and Small Cap Fund equally with Mr. King and Mr. Greenwell. Mr. Purvis has been Vice President and Portfolio Manager since 1996 and Principal with the Adviser since 2004.

     JOAN M. MAYNARD shares the day-to-day management responsibility of Fixed Income Fund equally with Mr. Johnson and Mr. Greenwell. Ms. Maynard has been Vice President and Portfolio Manager of the Adviser since 1991 and employed by the Adviser since 1986.

     JAMES B. ORSER shares the day-to-day management responsibility of Growth Fund equally with Mr. King and Mr. Greenwell. Mr. Orser has been Vice President and Portfolio Manager of the Adviser since 1999.

     MARK L. JOHNSON shares the day-to-day management responsibility of Fixed Income Fund equally with Ms. Maynard and Mr. Greenwell. Mr. Johnson has been Vice President and Portfolio Manager of the Adviser since 2001. He was a Principal and Portfolio Manager for another advisory firm from 1989 to 2001.

     The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed and ownership of securities.

                           DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

     Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds' shares.


DISTRIBUTION PLAN

     Each LKCM Fund has adopted the Adviser Class distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The distribution plan authorizes each Fund to pay up to 1.00% of average daily net assets for distribution and other services. Also, the plan allows each Fund to finance activities that promote the sale of the Fund's shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with Fund assets. The Board of Trustees has authorized a fee of 0.25% of the average daily net assets of each Fund, except for the Fixed Income Fund. Because the fees are paid out of each Fund's assets on an ongoing basis, the fees paid can increase the cost of your investment and could cost you more than paying other types of sales charges.


                               PURCHASE OF SHARES

     You may purchase shares of each Fund at the net asset value ("NAV") per share next determined after receipt of the purchase order. Each Fund determines NAV as of the close of normal trading of the New York Stock Exchange ("NYSE") (generally 4:00 P.M. Eastern Time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

     The Funds are offered for purchase through financial intermediaries who have entered into agreements with the Funds' distributor, directly from LKCM Funds and from certain other distribution channels.

     THROUGH YOUR FINANCIAL ADVISER. You may invest in shares of a Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     The Funds have authorized certain broker-dealers to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may designate intermediaries to receive Fund orders. The Funds are deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer, its designee or transfer agent.

     BY MAIL. You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($5,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Funds or the transfer agent.


By regular mail to:*                 By express, registered or certified mail to:*
------------------                   -------------------------------------------
LKCM Funds - Fund name               LKCM Funds  - Fund name
c/o U.S. Bancorp Fund Services, LLC  c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                         615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701            Milwaukee, WI  53202

* The LKCM Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

     Once a Fund receives and accepts your Registration Form in the mail, your payment for shares will be credited to your account at the NAV per share of the Fund next determined after receipt. If you purchase shares using a check and soon after make a redemption request, the Funds will honor the redemption request at the next determined NAV, but will not mail you the proceeds until your purchase check has cleared (usually within 15 days). The Funds will not accept payment in cash, including money orders. The Funds also do not accept cashiers checks. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the LKCM Funds, as well as a service charge imposed by the Funds' transfer agent ("Transfer Agent") in the amount of $25.

     In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Program. As requested on the Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at
1-800-423-6369 if you need additional assistance when completing your Registration Form.

     If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

     BY WIRE. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by 4:00 P.M. (Eastern Time) in order to receive the same day's NAV. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

         U.S. Bank, N.A.
         777 East Wisconsin Avenue
         Milwaukee, WI 53202
         ABA #075000022
         For credit to U.S. Bancorp Fund Services, LLC
         Account #112-952-137
         For further credit to LKCM Funds
              [Name of Fund]
              [Shareholder account number]

     Federal fund purchases will be accepted only on a day on which the Funds and the custodian are open for business. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

SUBSEQUENT INVESTMENTS

     BY MAIL OR WIRE. You may make additional investments at any time (minimum subsequent investment $500) by mailing a check payable to LKCM Funds to the address noted under "Initial Investments--By Mail." Additional investments may also be made by wire. Before sending your wire, please contact the Transfer Agent at 1-800-423-6369 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Instruct your bank to wire monies as outlined above.

     BY TELEPHONE. To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Funds toll free at 1-800-423-6369 to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated

Clearing House ("ACH") members may be used for telephone transactions. For security reasons, requests by telephone will be recorded. Shares of a Fund will be purchased in your account at the NAV determined on the day that your order is placed.

AUTOMATIC INVESTMENT PROGRAM

     The Automatic Investment Program permits investors that own shares of a Fund with a value of $5,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. This program provides a convenient method to have monies deducted from your checking or savings account, for investment into a Fund, on a monthly, bi-monthly, quarterly or semi-annual basis. Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the program, please contact the Transfer Agent five days prior to the effective date. A request to change bank information for the program requires a signature guarantee. Additionally, the Transfer Agent will charge a $25 fee for any payment returned. To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Automatic Investment Program, please call 1-800-423-6369.

RETIREMENT PLANS

     The Funds make available Individual Retirement Accounts ("IRAs"), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA "Rollover Accounts," offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans is available by calling the Funds at 1-800-423-6369 (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

OTHER PURCHASE INFORMATION

     Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements.

     Purchases of each Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

EXCHANGING SHARES

     You may exchange all or a portion of your investment from one Fund to another. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. The Transfer Agent charges a $5.00 fee for each exchange via telephone. Call the Funds to learn more about exchanges.

     PLEASE NOTE: The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds' performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year). The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

                              REDEMPTION OF SHARES

     You may redeem shares of the Funds by contacting your financial advisor, mail or, if authorized, by telephone or wire. The Funds do not charge a fee for making redemptions, except with respect to wire redemptions or redemptions made within 30 days.

     BY MAIL. You may redeem your shares by mailing a written request to:


By regular mail to:*                 By express, registered or certified mail to:
------------------                   -------------------------------------------
LKCM Funds - Fund name               LKCM Funds  - Fund name
c/o U.S. Bancorp Fund Services, LLC  c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                         615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701            Milwaukee, WI  53202

     After your request is in "good order," the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following documentation:

     (a)  The share certificates, if issued;

     (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (c)  Any required signature guarantees; and

     (d)  Other supporting legal documents, if required, in the case of estates,
          trusts,  guardianships,   custodianships,  corporations,  pension  and
          profit sharing plans, and other organizations.

     SIGNATURE GUARANTEES. To protect your account, LKCM Funds and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Funds to verify the identity of the person that has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, (2) share transfer requests and (3) any redemption request if a change of address request has been received by the Transfer Agent within the last 15 days. A signature guarantee is also required when adding telephone redemption to an existing account or when adding or changing automated bank instructions to an existing account.

     Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A NOTARY PUBLIC IS NOT AN ACCEPTABLE SIGNATURE GUARANTOR. Please contact LKCM Funds at 1-800-423-6369 (option 1) for further details.

     BY TELEPHONE OR WIRE. If you indicated on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the Funds and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to your bank. The Transfer Agent imposes a $15.00 fee for each wire redemption. Other redemption fees may be applicable. See the section titled "Other Redemption Information" below. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds. No telephone redemptions may be made within 15 days of any address change.

     If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Funds at the address listed above under "Redemption of Shares--By Mail." The investor must sign such requests, with signatures guaranteed. Further documentation may be requested.

     The  Funds  reserve  the right to  refuse a wire or  telephone  redemption.
Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized.

     30-DAY REDEMPTION FEE. If you redeem shares of a Fund and hold these shares less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. The holding period will be determined on a "first-in, first-out" basis, meaning the Fund shares purchased first will be redeemed first. Shares of the Funds held in qualified plans and accounts separately managed by the Adviser will not be subject to the redemption fee. The redemption fee is retained by the Funds for the benefit of their long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Since the ability of the Funds' Transfer Agent to monitor and identify trades placed through retirement and omnibus accounts is limited, it is not possible or practicable to impose a redemption fee on these trades.

     OTHER REDEMPTION INFORMATION. Payment of the redemption proceeds will be made within seven calendar days after receipt of a redemption request in "good order." Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Shareholders can avoid this delay by utilizing the wire purchase option.

     Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $2,500. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $2,500.

     The Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

     The Funds have reserved the right to redeem in kind (I.E., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a Fund's NAV being redeemed.

TRANSFER OF REGISTRATION

     The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request with signature guaranteed must be received in "good order."


                               VALUATION OF SHARES

     The net asset value ("NAV") per share is computed by dividing the total value of the investments and other assets of a Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is determined as of the close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is not determined on days the NYSE is closed. The NYSE is closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. A Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

     The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the Funds' net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, when it calculates its net asset value if in the opinion of the Adviser such actions are necessary. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Funds' NAV in advance of the time as of which NAV is calculated.

     The Board of Trustees has also established procedures that permit the Adviser to fair value securities under certain circumstances, including if the value of a security is materially affected by an event occurring after its close of trading, if reliable market quotations are not readily available or for which the Funds' pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Funds holding such assets does not represent fair value. The Funds will also fair value a security if the Funds or the Adviser believe that the market price is stale.

     There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.


                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS

     The Small Cap, Growth and Value Funds intend to declare and pay income dividends at least on an annual basis. The Fixed Income Fund intends to declare and pay income dividends on a quarterly basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis in December. The Funds may make an additional distribution, if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Funds unless the shareholder elects otherwise. Such election must be made in writing to the Funds. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder's account at the Funds' then current net asset value and to reinvest all subsequent distributions. If a shareholder elects to have dividends and/or capital gains paid in cash, the LKCM Funds will automatically reinvest all distributions under $10 in additional shares of the Fund you own.

TAXES

     Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net realized short-term capital gains over net realized long-term capital losses and net gains from certain foreign currency transactions, if any, of a Fund will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except that a Fund's dividends attributable to "qualified dividend income" (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of a Fund's dividends--not exceeding the aggregate dividends it receives from domestic corporations only--also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of a Fund's distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

     Distributions of net capital gain (that is the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if a Fund makes a certain election, any such excess that is retained by the Fund), will be taxable as long-term capital gain and also will be subject to a 15% maximum federal tax rate for individual shareholders; capital gain distributions to corporate shareholders will remain subject to federal income tax at a maximum rate of 35%. The 15% maximum rate of federal income tax on individuals' net capital gain, as well as the special rules relating to "qualified dividend income" described above, generally applies only through the last taxable year beginning before January 1, 2009. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that a Fund has held the securities that generated the gain and not the length of time you have held shares in such Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by the Funds.

     Any dividends and other distributions a Fund declares in the months of October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

     When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the shares. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum rate mentioned above. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will be deferred and will increase the basis of the newly purchased shares.

     Each Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other non-corporate shareholders who fail to certify the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from each Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

     Dividends and other distributions each Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

     The foregoing summarizes some of the important income tax considerations generally affecting each Fund and its shareholders. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

                              FINANCIAL HIGHLIGHTS


     The LKCM Aquinas Fixed Income Fund, LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund are new Funds that began operations on July 11, 2005. The new Funds adopted the financial history of predecessor funds, which were acquired by the new Funds in early July 2005. The financial highlights tables are intended to help you understand the financial performance of the predecessor funds for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche, LLP, whose report, along with the predecessor funds' financial statements are included in the predecessor funds' 2004 annual report, which is available upon request.


                                                                                    FIXED INCOME FUND
                                                     -------------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                            2004            2003            2002             2001            2000
                                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year                          $10.16          $10.23          $10.07           $9.73           $9.47

Income (Loss) from Investment Operations:
      Net investment income                                   0.34            0.35            0.50            0.55            0.58
      Net realized and unrealized gains
            (losses) on investments                           0.09            0.14            0.21            0.34            0.25
                                                        ----------      ----------      ----------      ----------      ----------
            Total from Investment Operations                  0.43            0.49            0.71            0.89            0.83
                                                        ----------      ----------      ----------      ----------      ----------

Less Distributions:
      Dividends from net investment income                   (0.38)          (0.40)          (0.50)          (0.55)          (0.57)
      Distributions from net realized gains                  (0.15)          (0.16)          (0.05)           --              --
                                                        ----------      ----------      ----------      ----------      ----------
            Total Distributions                              (0.53)          (0.56)          (0.55)          (0.55)           0.57)
                                                        ----------      ----------      ----------      ----------      ----------

Net Asset Value, End of Year                                $10.06          $10.16          $10.23          $10.07           $9.73
                                                        ==========      ==========      ==========      ==========      ==========

Total Return                                                  4.35%           4.90%           7.29%           9.33%           9.11%

Supplemental Data and Ratios:
      Net assets, end of year (in thousands)               $46,116         $44,760         $47,688         $49,256         $45,070
Ratio to Average Net Assets of:
      Expenses, net of waivers                                1.02%           1.00%           1.00%           1.00%           1.00%
      Expenses, before waivers                                1.19%           1.20%           1.12%           1.09%           1.07%
      Net investment income, net of waivers                   3.37%           3.43%           4.95%           5.43%           6.05%
      Net investment income, before waivers                   3.20%           3.23%           4.83%           5.34%           5.98%
Portfolio turnover rate                                        147%            276%            168%            158%            152%

                                                                                         VALUE FUND
                                                     -------------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                            2004             2003           2002            2001            2000
                                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year                          $10.17           $7.95          $10.22          $10.91          $11.34

Income (Loss) from Investment Operations:
      Net investment income                                   0.02            0.03            0.01            --              0.17
      Net realized and unrealized gains
            (losses) on investments                           1.60            2.22           (2.27)          (0.69)          (0.31)
                                                        ----------      ----------      ----------      ----------      ----------
            Total from Investment Operations                  1.62            2.25           (2.26)          (0.69)          (0.14)
                                                        ----------      ----------      ----------      ----------      ----------

Less Distributions:
      Dividends from net investment income                   (0.02)          (0.03)          (0.01)           --             (0.16)
      Distributions from net realized gains                   --              --              --              --             (0.13)
                                                        ----------      ----------      ----------      ----------      ----------
            Total Distributions                              (0.02)          (0.03)          (0.01)           --             (0.29)
                                                        ----------      ----------      ----------      ----------      ----------

Net Asset Value, End of Year                                $11.77          $10.17           $7.95          $10.22          $10.91
                                                        ==========      ==========      ==========      ==========      ==========

Total Return                                                 15.93%          28.29%         (22.11)%         (6.29)%         (1.19)%

Supplemental Data and Ratios:
      Net assets, end of year (in thousands)               $42,765         $40,470         $33,783         $45,155         $54,972
Ratio to Average Net Assets of:
      Expenses, net of waivers                                1.53%           1.50%           1.50%           1.49%           1.42%
      Expenses, before waivers                                1.57%           1.59%           1.55%           1.49%           1.42%
      Net investment income, net of waivers                   0.21%           0.30%           0.11%           0.01%           1.53%
      Net investment income, before waivers                   0.17%           0.21%           0.06%           0.01%           1.53%
Portfolio turnover rate                                         61%             70%             45%             64%             81%

                                                                                           GROWTH FUND
                                                         ---------------------------------------------------------------------------
                                                                                      Year Ended December 31,
                                                                2004           2003           2002           2001           2000
                                                            ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year                          $13.58          $11.26          $14.61          $17.41          $19.48

Income (Loss) from Investment Operations:
      Net investment income (loss)                           (0.07)          (0.08)          (0.10)          (0.12)          (0.13)
      Net realized and unrealized gains
            (losses) on investments                           1.16            2.40           (3.25)          (2.68)           0.63
                                                        ----------      ----------      ----------      ----------      ----------
            Total from Investment Operations                  1.09            2.32           (3.35)          (2.80)           0.50
                                                        ----------      ----------      ----------      ----------      ----------

Less Distributions:
      Dividends from net investment income                    --              --              --              --              --
      Distributions from net realized gains                   --              --              --              --             (2.57)
                                                        ----------      ----------      ----------      ----------      ----------
            Total Distributions                               --              --              --              --             (2.57)
                                                        ----------      ----------      ----------      ----------      ----------

Net Asset Value, End of Year                                $14.67          $13.58          $11.26          $14.61          $17.41
                                                        ==========      ==========      ==========      ==========      ==========

Total Return                                                  8.03%          20.60%         (22.93)%        (16.08)%          2.48%

Supplemental Data and Ratios:
      Net assets, end of year (in thousands)               $58,434         $57,818         $48,773         $60,961         $68,336
Ratio to Average Net Assets of:
      Expenses, net of waivers                                1.53%           1.50%           1.50%           1.50%           1.41%
      Expenses, before waivers                                1.55%           1.58%           1.54%           1.50%           1.41%
      Net investment loss, net of waivers                    (0.48)%         (0.62)%         (0.82)%         (0.81)%         (0.77)%
      Net investment loss, before waivers                    (0.50)%         (0.70)%         (0.86)%         (0.81)%         (0.77)%
Portfolio turnover rate                                        196%            105%             94%             99%             95%

                                                                                           SMALL CAP FUND
                                                           -------------------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                 2004           2003           2002           2001          2000
                                                             ---------      ---------      ---------      ---------      ---------

Net Asset Value, Beginning of Year                               $5.50          $4.21          $6.08          $6.85         $10.40

Income (Loss) from Investment Operations:
      Net investment income                                      (0.09)         (0.08)         (0.08)         (0.08)          0.30
      Net realized and unrealized gains
            (losses) on investments                               0.25           1.37          (1.79)         (0.66)          0.03
                                                             ---------      ---------      ---------      ---------      ---------
            Total from Investment Operations                      0.16           1.29          (1.87)         (0.74)          0.33
                                                             ---------      ---------      ---------      ---------      ---------

Less Distributions:
      Dividends from net investment income                        --             --             --             --            (0.30)
      Distributions from net realized gains                       --             --             --            (0.03)         (3.58)
                                                             ---------      ---------      ---------      ---------      ---------
            Total Distributions                                   --             --             --            (0.03)         (3.88)
                                                             ---------      ---------      ---------      ---------      ---------

Net Asset Value, End of Year                                     $5.66          $5.50          $4.21          $6.08          $6.85
                                                             =========      =========      =========      =========      =========

Total Return                                                      2.91%         30.64%        (30.76)%       (10.83)%         3.19%

Supplemental Data and Ratios:
      Net assets, end of year (in thousands)                    $7,575         $7,283         $5,419         $6,208         $6,416
Ratio to Average Net Assets of:
      Expenses, net of waivers                                    1.95%          1.95%          1.95%          1.95%          1.52%
      Expenses, before waivers                                    2.76%          2.99%          2.91%          2.81%          1.68%
      Net investment income (loss), net of waivers               (1.81)%        (1.70)%        (1.76)%        (1.46)%         2.51%
      Net investment income (loss), before waivers               (2.62)%        (2.74)%        (2.72)%        (2.32)%         2.35%
Portfolio turnover rate                                            260%           161%           113%           102%           130%

LKCM FUNDS

FOR MORE INFORMATION
YOU MAY OBTAIN THE  FOLLOWING  AND OTHER  INFORMATION  ON THE LKCM FUNDS FREE OF
CHARGE:

STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED JULY 11, 2005
The SAI is incorporated into this Prospectus by reference (I.E., legally made a part of this Prospectus). The SAI provides more details about the Funds' policies and management.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Since the Funds are new, reports to shareholders are not yet available. When available, the annual and semi-annual reports will provide the Funds' most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Funds' performance during the last fiscal year.

TO RECEIVE ANY OF THESE DOCUMENTS OR MAKE INQUIRIES TO THE FUNDS:
-----------------------------------------------------------------

BY TELEPHONE:
1-800-423-6369

BY MAIL:
LKCM Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

ON THE INTERNET:
Text-only versions of Fund documents can be viewed online or downloaded free from the EDGAR database on the SEC's Internet site at: http://www.sec.gov or from the Funds' website at www.lkcm.com.

FROM THE SEC:
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C.  20549-0102

publicinfo@sec.gov
1-202-942-8090




Investment Company Act File # 811-8352